EXHIBIT 3(a)

CERTIFICATE OF INCORPORATION

OF

INSITUFORM OF NORTH AMERICA, INC.

       I, the undersigned, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, do hereby certify as follows:

       FIRST:       The name of the corporation is

                    INSITUFORM OF NORTH AMERICA INC.

       SECOND: The registered office of the corporation is to be located at c/o United Corporate Services, Inc., 410 South State
Street, in the City of Dover, County of Kent, State of Delaware.
The name of its registered agent at that address is United
Corporate Services, Inc.

       THIRD: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

       FOURTH: The corporation shall be authorized to issue two million five hundred thousand (2,500,000) shares consisting of one million two hundred fifty thousand (1,250,000) Class A Common shares, par value one cent ($0.01) per share; seven hundred fifty thousand (750,000) Class B Common Shares, par value one cent ($0.01) per share; and five hundred thousand (500,000) Preferred shares, par value ten cents ($0.10) per share.

       The designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

             1. The holders of the Class A Common shares shall be entitled to vote in all matters requiring shareholder and shall be entitled to elect one-third (1/3) of the members of the board of Directors less one (1) director; the holders of the Class B Common shares shall be entitled to vote in all matters requiring shareholder and shall be entitled to elect two-thirds (2/3) of the members of the Board of Directors; and the holders of the Preferred shares shall have the right to elect one (1) member of the Board of Directors.

             2. The holders of the Preferred shares shall be entitled to receive one dollar and twenty cents ($1.20) per share, per annum, cumulative dividends before any dividends are declared and paid to the holders of the Class A Common and the Class B Common shares.
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             3.  The holders of the Preferred shares shall be
       entitled, upon dissolution or liquidation of the corporation, to share in the assets of the corporation, ratably , in an aggregate amount of ten dollars ($10.00) per share plus cumulative dividends declared and unpaid thereon before any distribution is made to the Class A Common and Class B Common shares.

             4. The holders of the Preferred shares shall, at their own discretion, be entitled to convert all of their shares or any part thereof into shares of Class A Common at the following rates:

             (a) Through November 30th, 1983, on a one
             Preferred share for one Class A Common share basis. (b) The number of Class A Common shares to be issued on conversion of the Preferred shares shall be reduced by ten percent (10%) each year thereafter beginning
             December 1st, 1983 until November 30th,
             1993.

             5.  The corporation shall, beginning December 1st,
       1983, establish a Sinking Fund for the annual retirement of ten percent (10%) of the outstanding Preferred shares.

       FIFTH: The name and address of the incorporator are as follows:

             Name                              Address

             Ray A. Barr                       9 East 40th Street
                                        New York, New York 10016

       SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and for further definition, limitation and regulation of the powers of the corporation and of its directors and stockholders:

       (1) The number of directors of the corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

       (2) The Board of Directors shall have power without the assent or vote of the stockholders:

             (a) To make, alter, amend, change, add to or repeal the By-Laws of the corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the corporation; to determine the use and
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       disposition of any surplus or net profits; and to fix the
       times for the declaration and payment of dividends.

             (b) To determine from time to time whether, and to what extent, and at what times and places, and under what conditions the accounts and books of the corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.

             (3) The directors at their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be a valid and as binding upon the corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

             (4) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

       SEVENTH: The corporation shall, to the full extent permitted by Section 145 of the Delaware General Corporation Law, as amended, from time to time, indemnify all persons whom it may indemnify pursuant thereto.

       EIGHTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 Title 8 of the Delaware Code order
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a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths
(3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

       NINTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

       IN WITNESS WHEREOF, I have hereunto signed my name and affirm that the statements made herein are true under the penalties of perjury, this 12th day of March, 1980.

                                        /s/    RAY A. BARR
                                               Ray A. Barr, Incorporator

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CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
INSITUFORM OF NORTH AMERICA, INC.

       INSITUFORM OF NORTH AMERICA, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

       FIRST:  The name of the Corporation is INSITUFORM OF NORTH
AMERICA, INC.

       SECOND: The amendment to the Certificate of Incorporation to be effected hereby is as follows:

       Paragraph "FOURTH" of the Certificate of Incorporation, relating to the number of authorized shares of the Corporation is hereby amended to read as follows:

             FOURTH: The Corporation shall be authorized to issue five million (5,000,000) shares consisting of three million seven hundred fifty thousand (3,750,000) Class A common shares, par value One Cent ($0.01) per share; seven hundred fifty thousand (750,000) Class B common shares, par value One Cent ($0.01) per share; and five hundred thousand (500,000) preferred shares, par value Ten Cents ($0.10) per share.

       The designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

             1. The holders of the Class A Common shares shall be entitled to vote in all matters requiring shareholder and shall be entitled to elect one-third (1/3) of the members of the Board of Directors less one (1) director; the holders of the Class B Common shares shall be entitled to vote in all matters requiring shareholder and shall be entitled to elect two-thirds (2/3) of the members of the Board of Directors; and the holders of the Preferred shares shall have the right to elect one (1) member of the Board of Directors.

             2. The holders of the Preferred shares shall be entitled to receive one dollar and twenty cents ($1.20) per share, per annum, cumulative dividends before any dividends are declared and paid to the holders of the Class A Common and the Class B Common shares.

             3.  The holders of the Preferred shares shall be
       entitled, upon dissolution or liquidation of the
       corporation, to share in the assets of the corporation,
       ratably, in an aggregate amount of ten dollars ($10.00) per share plus cumulative dividends declared and unpaid thereon
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       before any distribution is made to the Class A Common and
       Class B Common shares.

             4. The holders of the Preferred shares shall, at their own discretion, be entitled to convert all of their shares or any part thereof into shares of Class A Common at the following rates:

             (a) Through November 30th, 1983, on a one
             Preferred share for one Class A Common share basis. (b) The number of Class A Common shares to be issued on conversion of the Preferred shares shall be reduced by ten percent (10%) each year thereafter beginning
             December 1st, 1983 until November 30th,
             1993.

             5.  The corporation shall, beginning December 1st,
       1983, establish a Sinking Fund for the annual retirement of ten percent (10%) of the outstanding Preferred shares."

       THIRD: This amendment to the Corporation's Certificate of Incorporation has been authorized by the consent, in writing, setting forth the action so taken, unanimously signed by the holders of all the outstanding shares entitled to vote thereon pursuant to Sections 228 and 242 of the General Corporation Law of the State of Delaware and by the unanimous consent of all of the directors of the Corporation, all as duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

       IN WITNESS WHEREOF, INSITUFORM OF NORTH AMERICA, INC. has caused this certificate to be signed and attested by duly authorized officers this 15th day of January, 1981.

                                 INSITUFORM OF NORTH AMERICA, INC.

                                 By:     /s/ Matthew McPheely
                                        President

/s/ John Slater
Secretary

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                              UNANIMOUS WRITTEN CONSENT

       The undersigned, constituting all of the shareholders of INSITUFORM OF NORTH AMERICA, INC., and its Board of Directors hereby consent to the adoption of the amendment reflected in the attached Certificate of Amendment to the Certificate of Incorporation of INSITUFORM OF NORTH AMERICA, INC. and direct that it be filed forthwith with the appropriate authorities in the State of Delaware and elsewhere.

                                               SALISBURY LTD.


                                               By:   /s/ Paul Church
                                                         Paul Church

                                               RINGWOOD LTD.

                                               By:
                                                     Paul Church

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                              UNANIMOUS WRITTEN CONSENT

       The undersigned, constituting all of the shareholders of INSITUFORM OF NORTH AMERICA, INC., and its Board of Directors hereby consent to the adoption of the amendment reflected in the attached Certificate of Amendment to the Certificate of Incorporation of INSITUFORM OF NORTH AMERICA, INC. and direct that it be filed forthwith with the appropriate authorities in the State of Delaware and elsewhere.

                                               SALISBURY LTD.

                                               By:
                                                     Paul Church

                                               RINGWOOD LTD.

                                               By:  /s/ Paul Church
                                                        Paul Church

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CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
INSITUFORM OF NORTH AMERICA, INC.

       INSITUFORM OF NORTH AMERICA, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

       FIRST:  The name of the Corporation is INSITUFORM OF NORTH
AMERICA, INC.

       SECOND: The amendment to the Certificate of Incorporation to be effected hereby is as follows:

       Paragraph "FOURTH" of the Certificate of Incorporation, relating to the number of authorized shares of the Corporation is hereby amended to read as follows:

             "FOURTH: The Corporation shall be authorized to issue ten million five hundred thousand (10,500,000) shares consisting of eight million seven hundred fifty thousand (8,750,000) Class A common shares par value One Cent ($0.01) per share; one million two hundred fifty thousand (1,250,000) Class B common shares; par value One Cent ($0.01) per share; and five hundred thousand (500,000) preferred shares, par value Ten Cents ($0.10) per share.

       The designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

             1. The holders of all Common shares shall have equal voting rights except in the election of Directors. The Class A shares shall be entitled to elect as a class one-third (1/3) of the members of the Board of Directors less directors elected by the holders of the Company's preferred stock. The holders of the Class B Common shares shall be entitled to elect two-thirds (2/3) of the members of the Board of Directors. Notwithstanding the above, the Board of Directors may provide that in the event dividends on one or more series of the Company's preferred stock are in arrears, the holders of such series may be entitled to elect additional directors. The class B shares shall be convertible into class A shares at the option of the holder thereof on a share for share basis.

             2. The preferred shares shall be issued in one or more series designated by the Board of Directors without further shareholder action and shall bear such terms and designations as the Board of Directors may fix, including dividend rates, redemption rights, conversion rights, liquidation preferences, voting rights (provided that the
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       Board of Directors may designate that the holders of one or more series of preferred stock shall be entitled as a series to elect one director and the Board of Directors may at its discretion grant the holders of one or more series of the Company's preferred stock the right to elect additional directors in the event that dividends on such series shall be in arrears) and such other terms as the Board of Directors shall determine. Any preferred shares reacquired by the Company may be reissued without further shareholder approval.

       THIRD: This amendment to the Corporation's Certificate of Incorporation has been authorized by the consent, in writing, setting forth the action so taken, unanimously signed by the holders of all the outstanding shares entitled to vote thereon pursuant to Sections 228 and 242 of the General Corporation Law of the State of Delaware and by the unanimous consent of all of the directors of the Corporation, all as duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and restates the provisions of amendments previously filed with the Secretary of State of Delaware.

       IN WITNESS WHEREOF, INSITUFORM OF NORTH AMERICA, INC. has caused this certificate to be signed and attested by duly authorized officers as of the 15th day of January, 1981.

                                        INSITUFORM OF NORTH AMERICA, INC.

                                        By:  /s/ Matthew McPheely
                                                     President

/s/ John Slater
       Secretary

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CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
INSITUFORM OF NORTH AMERICA, INC.

       INSITUFORM OF NORTH AMERICA, INC., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the "Corporation"), pursuant to the provisions of the General Corporation Law of the State of Delaware (the "GCL") does hereby certify as follows:

       FIRST: The Certificate of Incorporation is hereby amended by adding a new Paragraph Tenth after Paragraph Ninth in the following form:

                    TENTH:  No person who is or was at any
             time a director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty by such person as a director; provided, however, that, unless and except to the extent otherwise permitted from time to time by applicable law, the provisions of this Paragraph Tenth shall not eliminate or limit the liability of a director (i) for breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for any act or omission by the director which is not in good faith or which involves intentional misconduct or a knowing violation of law, (iii) under
             Section 174 of the General Corporation Law of the State of Delaware, (iv) for any transaction from which the director derived an improper personal benefit or (v) for any act or omission occurring prior to the date this Paragraph Tenth becomes effective. No amendment to or repeal of this Paragraph
             Tenth shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any act or omission of such director occurring prior to such amendment or repeal.

       SECOND: The amendment to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment has been duly adopted in accordance with the applicable provisions of
Section 242 of the GCL (a) the Board of Directors of the Corporation having duly adopted resolutions setting forth such amendment and declaring their advisability at a meeting of the Board of Directors of the Corporation duly called and held on

April 14, 1988 in conformity with the By-laws of the Corporation, and (b) the stockholders of the Corporation having duly adopted such amendment by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon, on June 14, 1988, taken at the Corporation's annual meeting of stockholders duly called and held upon notice in accordance with
Section 222 of the GCL.

       THIRD: The capital of the Corporation will not be reduced under or by reason of the amendment to its Certificate of Incorporation set forth in this Certificate of Amendment.

       IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed on its behalf by Robert M. Leopold, its Chief Executive Officer and attested by Howard Kailes, its Secretary, as of this 14th day of June, 1988.

                                        /s/    ROBERT M. LEOPOLD
                                               Robert M. Leopold
                                               Chief Executive Officer

[CORPORATE SEAL]

ATTEST:

/s/    HOWARD KAILES
Howard Kailes
Secretary
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STATE OF NEW YORK          )
                           ) SS.:
COUNTY OF NEW YORK         )

       BEFORE ME, the undersigned authority, on this day personally appeared ROBERT M. LEOPOLD, Chief Executive Officer, of
INSITUFORM OF NORTH AMERICA, INC., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said corporation.

       GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 14th day of
June, 1988.

                                        /s/ EVELYN M. THORNLEY
                                        Notary Public in and for the State
                                        of New York

My Commission Expires:

EVELYN M. THORNLEY
Notary Public, State of New York
No. 31-4679747
Qualified in New York County
Commission Expires Sept. 30, 1988

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CERTIFICATE OF DESIGNATION

OF SERIES C CUMULATIVE, NON-VOTING PREFERRED STOCK

OF

INSITUFORM OF NORTH AMERICA, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware


       We, Robert M. Leopold, Chief Executive Officer, and Howard Kailes, Secretary of Insituform of North America, Inc., a corporation organized and existing under the General Corporation
Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

       That pursuant to the authority conferred upon the Board of Directors by Paragraph Fourth of the Certificate of Incorporation of said Corporation and in accordance with the provisions of
Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors on November 18, 1988, adopted the following resolution designating a series of its Preferred Stock, $.10 par value, as Series C Cumulative, Non-Voting Preferred Stock:

             RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of Paragraph Fourth of its Certificate of Incorporation, a series of Preferred Stock, $.10 par value, of this Corporation, be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences, and other special rights, qualifications, limitations and restrictions thereof are as follows:

                    (A) Designation and Amount.  An aggregate of
             200,000 shares of Preferred Stock, $.10 par value, of the Corporation are hereby constituted as a series designated as "Series C Cumulative, Non-Voting Preferred Stock (the "Series C Cumulative, Non-Voting Preferred Stock"). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series C Cumulative, Non-Voting Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon satisfaction of the conditions under any contingent rights granted by the Corporation with respect to Series C Cumulative, Non-Voting Preferred Stock.
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                    (B) Dividends.

                           (1) The holders of shares of Series C
                    Cumulative, Non-Voting Preferred Stock in preference to the holders of class A common stock, $.01 par value (the "Class A Common Stock"), of the Corporation and class B common stock, $.01 par value (the "Class B Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, and to the extent not in violation of or in conflict with any covenant made or to be made by the Corporation under the Loan Agreement dated December 20, 1985 between The Industrial Development Board of the City of Memphis and County of Shelby, Tennessee or the Guaranty dated as of December 1, 1988 in favor of Third National Bank in Nashville, as Trustee, or extended on substantially the same terms in favor of any other financial institution (collectively, the "Loan Documents"), semi-annual dividends payable in cash on the first day of January and July in each year (each such date being referred to herein as a "Semi-Annual Dividend Payment Date", commencing on the first Semi-Annual Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Cumulative, Non-Voting Preferred Stock, in an amount per share equal to $5.40.

                           (2) Dividends shall begin to accrue and be
                    cumulative, whether or not earned or declared, on outstanding shares of Series C Cumulative, Non-Voting Preferred Stock from and after the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Semi-Annual Dividend Payment Date,
                    in which case dividends on such shares shall
                    begin to accrue from the date of issue of such shares, or unless the date of issue is a
                    Semi-Annual Dividend Payment Date or is a date
                    after the record date for the determination of holders of shares of Series C Cumulative,
                    Non-Voting Preferred Stock entitled to receive a Semi-Annual Dividend and before such Semi-Annual Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative for such Semi-Annual Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series
                    C Cumulative, Non-Voting Preferred Stock in an
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                    amount less than the total amount of such
                    dividends at the time accrued and payable on such shares shall be allocated pro-rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Cumulative, Non-Voting
                    Preferred Stock entitled to receive payment of a dividend declared, which record date shall not be more than 60 days prior to the date fixed for the payment thereof.

                    (C) Voting Rights.  Except as set forth herein, or
             as otherwise provided by law, holders of Series C Cumulative, Non-Voting Preferred Stock shall have no voting rights. On all matters with respect to which holders of the Series C Cumulative, Non-Voting
             Preferred Stock are entitled to vote as a single class as aforesaid, each holder of Series C Cumulative, Non-Voting Preferred Stock afforded such class voting right shall be entitled to one vote for each share held.

                    (D) Certain Restrictions.  Whenever semi-annual
             dividends payable on the Series C Cumulative, Non-Voting Preferred Stock as provided in Section B hereof are in arrears for three consecutive semi-annual periods, thereafter and until all accrued and unpaid dividends, whether or not earned or declared, on shares of Series C Cumulative, Non-Voting Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                           (1) declare or pay dividends on any shares
                    of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Cumulative, Non-Voting Preferred Stock;

                           (2) declare or pay dividends on any shares
                    ranking pari passu (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Cumulative, Non-Voting Preferred Stock, except dividends paid ratably on the Series C Cumulative, Non-Voting Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

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                           (3) redeem or purchase or otherwise acquire
                    for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Cumulative, Non-Voting Preferred Stock, provided that the Corporation may at any time, redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of this Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series C Cumulative, Non-Voting Preferred Stock; and

                           (4) redeem or purchase or otherwise acquire
                    for consideration shares of Series C Cumulative, Non-Voting Preferred Stock, or any shares of stock ranking pari passu with the Series C Cumulative, Non-Voting Preferred Stock except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rate and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                    (E) Reacquired Shares.  Any shares of the Series
             C Cumulative, Non-Voting Preferred Stock purchased or otherwise acquired by this Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued as shares of Preferred Stock and may be reissued as Series C Cumulative, Non-Voting Preferred Stock or as part of a new series of Preferred Stock subject to the conditions and restrictions of issuance set forth herein, in the Certificate of Incorporation or as otherwise required by law.

                    (F) Liquidation, Dissolution or Winding Up.

                           (1) Upon any liquidation, dissolution or
                    winding up of this Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends, or upon liquidation, dissolution or winding up) to the Series C Cumulative, Non-Voting Preferred Stock unless prior thereto, the holders of shares of Series C Cumulative, Non-Voting Preferred Stock shall have received $200 per share, plus an amount equal to accrued and unpaid dividends thereon, whether or not declared or earned, to the date of such payment. After such payments to holders of Series C Cumulative, Non-Voting Preferred Stock, the holders thereof, as such, shall not have any right to participate in any further distribution of or payment out of the assets of the Corporation.

                           (2) If upon any voluntary or involuntary
                    liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Series C Cumulative, Non-Voting Preferred Stock shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of Series C Cumulative, Non-Voting Preferred Stock in accordance with the respective preferential amounts, including unpaid cumulative dividends, if any, payable with respect thereto.

                    (G) Redemption.  Each share of Series C
             Cumulative, Non-Voting Preferred Stock shall, out of funds legally available for that purpose, be redeemed by the Corporation on the date (the "Redemption Date") which falls five years from its date of issuance, at a redemption price of $200, plus an amount equal to all accrued and unpaid dividends on such share, whether or not declared or earned, to the Redemption Date. Notice of each redemption shall be mailed at least 30 days prior to the Redemption Date with respect thereto, shall state the date, place and purchase price of such redemption and shall be given to the holders of record of the shares of Series C Cumulative, Non-Voting Preferred Stock to be redeemed, by first class mail, postage pre-paid, at such holder's address of record.
             On the Redemption Date, all dividends on the shares to be redeemed shall cease to accrue, all rights with respect to such shares so to be redeemed shall forthwith on such date cease and determine (except only the right of the holder to receive the redemption price therefor, but without any interest), and such shares so called for redemption shall no longer be deemed outstanding. On or before each Redemption Date, the respective holders of record of shares to be redeemed shall deliver to the Corporation the certificates for the shares to be redeemed. Notwithstanding any other provision contained in this Paragraph (G), in the event and to the extent that any redemption of shares of Series C Cumulative, Non-Voting Preferred Stock would violate or conflict with any covenant made or to be made by the Corporation under the Loan Documents, the Redemption Date with respect to such shares shall be postponed to the earliest date not resulting in such violation or conflict.

                    (H) Junior Stock. For purposes hereof, the term
             "junior stock" shall mean the Class A Common Stock and the Class B Common Stock and any other class of stock of the Corporation hereinafter authorized which shall rank junior to the Series C Cumulative, Non-Voting Preferred Stock as to all dividends or preference on dissolution, liquidation or winding up of the Corporation.

                    (I) No Pre-Emption; Amendment.  No right to
             subscribe for or to take any stock of any class or any securities convertible to any stock, at any time issued by the Corporation shall vest in or accrue to any holder of shares of Series C Cumulative, Non-Voting Preferred Stock with respect to any shares which he holds. The Certificate of Incorporation of this Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series C Cumulative, Non-Voting Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series C Cumulative, Non-Voting Preferred Stock, voting together as a single series.

       This resolution was duly adopted by the Board of Directors of this Corporation at a meeting thereof duly called and held on November 18, 1988, at which a quorum was present and acting throughout.

       IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunder affixed and this Certificate of Designation to be signed by Robert M. Leopold, its Chief Executive Officer and attested to, by Howard Kailes, its Secretary, on the 1st day of December, 1988.

                                        INSITUFORM OF NORTH AMERICA, INC.

                                        By /s/ ROBERT M. LEOPOLD
                                               Robert M. Leopold
                                               Chief Executive Officer
[SEAL]

Attest:

/s/ HOWARD KAILES
Howard Kailes
Secretary

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
INSITUFORM OF NORTH AMERICA, INC.

       INSITUFORM OF NORTH AMERICA, INC., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the "Corporation"), pursuant to the provisions of the General Corporation Law of the State of Delaware (the "GCL") does hereby certify as follows:

       FIRST: The Certificate of Incorporation is hereby amended by deleting the first paragraph of Article Fourth in its present form and substituting therefor a new paragraph in the following form:

             FOURTH: The Corporation shall be authorized to issue twenty-eight million two hundred fifty thousand (28,250,000) shares consisting of twenty-five million (25,000,000) Class A common shares par value One Cent ($0.01) per share; one million two hundred fifty thousand (1,250,000) Class B common shares; par value One Cent ($0.01) per share; and two million (2,000,000) preferred share, par value Ten Cents ($0.10) per share.

       SECOND: The amendment to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment has been duly adopted in accordance with the applicable provisions of
Section 242 of the GCL (a) the Board of Directors of the Corporation having duly adopted resolutions setting forth such amendment and declaring its advisability at a meeting of the Board of Directors of the Corporation duly called and held on March 27, 1990 in conformity with the By-laws of the Corporation, and (b) the stockholders of the Corporation having duly adopted such amendment by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon, and the affirmative vote of a majority of holders of the class A common stock, $.01 par value, of the Corporation, voting as a class, on August 24, 1990, taken at the Corporation's annual meeting of stockholders duly called and held upon notice in accordance with Section 222 of the GCL.

       THIRD: The capital of the Corporation will not be reduced under or by reason of the amendments to its Certificate of Incorporation set forth in this Certificate of Amendment.

       IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed on its behalf by James D. Krugman, its Chairman of the Board, and attested by Howard Kailes, its Secretary, as of this 24th day of August 1990.

                                        /s/ JAMES D. KRUGMAN
                                        James D. Krugman
                                        Chairman of the Board


[Corporate Seal]

ATTEST:

/s/ HOWARD KAILES
Howard Kailes
Secretary

STATE OF NEW JERSEY        )
                           )
COUNTY OF BERGEN           )

       BEFORE ME, the undersigned authority, on this day personally appeared JAMES D. KRUGMAN, Chairman of the Board, and Howard Kailes, Secretary, of INSITUFORM OF NORTH AMERICA, INC., known to me to be the persons and officers whose names are subscribed to the foregoing instrument, and acknowledged to me that they executed same for the purposes therein expressed and in the capacity therein stated as the act and deed of said corporation.

       GIVEN UNDER MY HAND AND SEAL OF OFFICE, THIS 24TH DAY OF
AUGUST, 1990.

                                        /S/ Carmen Aiello
                                        Notary Public in and for the
                                        State of New Jersey

My Commission Expires:

CARMEN AIELLO
A Notary Public of New Jersey
My Commission Expires 2/28/96

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
INSITUFORM OF NORTH AMERICA, INC.

       INSITUFORM OF NORTH AMERICA, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") pursuant to the provisions of the General Corporation Law of the State of Delaware (the "GCL") does hereby certify as follows:

       FIRST: The Certificate of Incorporation is hereby amended as follows:

       (1) Article "FIRST" of the Certificate of Incorporation is hereby amended in its entirety to read as follows:

             "FIRST:  The name of the corporation is INSITUFORM
TECHNOLOGIES, INC."

       (2) Article "FOURTH" of the Certificate of Incorporation is hereby amended in its entirety to read as follows:

             "FOURTH: The corporation shall be authorized to issue twenty-seven million (27,000,000) shares, consisting of twenty-five million (25,000,000) Class A Common shares, par value one cent ($0.01) per share; and two million (2,000,000) Preferred shares, par value ten cents ($0.10) per share ("Preferred
Stock").

             The shares of Preferred Stock shall be issued in one or more series designated by the Board of Directors without further shareholder action and shall bear such terms and designation as the Board of Directors may fix, including dividend rates, redemption rights, conversion rights, liquidation preferences, voting rights (provided that the Board of Directors may designate that the holders of one or more series of Preferred Stock shall be entitled as a series to elect one director and the Board of Directors may at its discretion grant the holders of one or more series of the corporation's shares of Preferred Stock the right to elect additional directors in the event that dividends on such series shall be in arrears) and such other terms as the Board of Directors shall determine. Any shares of Preferred Stock reacquired by the corporation may be reissued without further shareholder approval."

       (3) Article "SIXTH" of the Certificate of Incorporation is hereby amended in its entirety to read as follows:

             "SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and for further definition, limitation and regulation of the powers of the corporation and of its directors and shareholders:

                    (1) The number of directors of the corporation
             shall be such as from time to time shall be fixed by, or in the manner provided in, the by-laws; provided, however, that the number of directors of the corporation shall not be less than six (6) nor shall the number of directors of the corporation exceed fifteen (15). Election of directors need not be by ballot unless the by-laws so provide.

                    (2) Effective as of the Effective Date (as such
             term is defined in that certain Agreement, dated July 3, 1992, among the corporation, INA Acquisition Corp. and Insituform Group Limited), as it may be amended from time to time (the "Acquisition Agreement"), the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible. Members of all three classes will be appointed on the Effective Date by the Board of Directors in accordance with the terms of the Acquisition Agreement. The initial term of office of directors of Class I shall expire at the annual meeting of shareholders in 1993; that of Class II shall expire at the annual meeting of shareholders in 1994; and that of Class III shall expire at the annual meeting of shareholders in 1995. At each succeeding annual meeting of shareholders beginning in 1993, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Additional directorships resulting from an increase in number of directors shall be appointed among the classes as equally as possible. Vacancies, created from an increase in the size of the Board of Directors, shall be filled by the affirmative vote of a majority of the Board of Directors then in office, or such greater affirmative vote of directors as may be specified from time to time in the By-laws of the corporation, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, which appointments shall be made in accordance with Section 7.3 of the Acquisition Agreement so long as it is in effect, even if less than a quorum, or by a sole remaining director. Any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.
             A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

                    Notwithstanding any provision of this Article
             SIXTH, whenever the holders of any one or more series of Preferred Stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders or any class or series, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Article FOURTH hereof applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article SIXTH unless expressly provided by such terms.

             (3) The Board of Directors shall have power without the assent or vote of the shareholders:

                    (a) To make, alter, amend, change, add to or
             repeal the by-laws of the corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

                    (b) To determine from time to time whether, and to
             what extent, and at what times and places, and under what conditions the accounts and books of the corporation (other than the stock ledger) or any of them, shall be open to the inspection of the shareholders.

             (4) The directors at their discretion may submit any contract or act for approval or ratification at any annual meeting of shareholders or at any meeting of the shareholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of shareholders be there represented in person or by proxy) shall be as valid and as binding upon the corporation and upon all the shareholders as though it had been approved or ratified by every shareholder of the corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

             (5) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the shareholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made."

       (4) The Certificate of the Incorporation is hereby amended to add a new Article "ELEVENTH" after Article "TENTH" in the following form:

             "ELEVENTH: Subject to the rights of the holders of any class or series of Preferred Stock expressly set forth in this Certificate of Incorporation, the Certificate of Designation related to such class or series of Preferred Stock or as otherwise required by law, any action required or permitted to be taken by the shareholders of the corporation must be effected exclusively at a duly called annual or special meeting of such shareholders and may not be effected by any consent in writing by such shareholders. This Article ELEVENTH may not be repealed or amended in any respect, and no provision inconsistent with this Article ELEVENTH may be adopted, unless such action is approved by the affirmative vote of the holders of not less than eighty
       (80) percent of the combined voting power of the then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors."

       SECOND: The amendments to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment have been duly adopted in accordance with the applicable provisions of Section 242 of the GCL (a) the Board of Directors of the Corporation having duly adopted resolutions setting forth such amendments and declaring their advisability at a meeting of the Board of Directors of the Corporation duly called and held on September 15, 1992 in conformity with the By-laws of the Corporation, and (b) the stockholders of the Corporation having duly adopted such amendments by the affirmative vote of the holders of the majority of the outstanding stock entitled to vote thereon, and the affirmative vote of a majority of the outstanding stock of each class entitled to vote thereon, at a special meeting of stockholders duly called and held on December 3, 1992 upon notice in accordance with Section 222 of the GCL.

       IN WITNESS WHEREOF, INSITUFORM OF NORTH AMERICA, INC. has caused this certificate to be signed and attested by duly authorized officers as of the 9th day of December, 1992.

                                        INSITUFORM OF NORTH AMERICA, INC.

                                        BY:/s/ James D. Krugman
                                               James D. Krugman
                                               Chairman of the Board
ATTEST:
/s/    Howard Kailes
       Howard Kailes
       Secretary

CERTIFICATE ELIMINATING REFERENCE TO
SERIES C CUMULATIVE, NON-VOTING PREFERRED STOCK
FROM THE CERTIFICATE OF INCORPORATION
OF INSITUFORM TECHNOLOGIES, INC.

Pursuant to Section 151(g) of
the General Corporation Law of the State of Delaware

       We, Jean-Paul Richard, President and Chief Executive Officer, and Howard Kailes, Secretary of Insituform Technologies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

       That in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, its Board of Directors on September , 1995, adopted the following resolutions eliminating its Series C Cumulative, Non-Voting
Preferred Stock, $.10 par value:

             WHEREAS, pursuant to a Certificate of Designation filed on behalf of the Corporation with the Secretary of State of Delaware on December 2, 1988, this Corporation created its Series C Cumulative, Non-Voting Preferred Stock, $.10 par value (the "Series C Cumulative, Non-Voting Preferred Stock"); and

             WHEREAS, none of the authorized Series C Cumulative, Non-Voting Preferred Stock so designated is outstanding; and

             WHEREAS, none of the said Series C Cumulative, Non-Voting Preferred Stock of the Corporation will be issued;

             NOW THEREFORE, BE IT RESOLVED, that the appropriate officers of the Corporation be and hereby are authorized and directed to file a certificate setting forth this resolution with the Secretary of State of the State of Delaware pursuant to the provisions of Section 151(g) of the General Corporation Law of the State of Delaware for the purpose of eliminating from the certificate of incorporation of the Corporation all reference to the said Series C Cumulative, Non-Voting Preferred Stock.

       IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunder affixed and this Certificate of Designation to be signed by Jean-Paul Richard, its President and Chief
Executive Officer, and attested to by Howard Kailes, its Secretary, on the 6th day of September, 1995.

                                               INSITUFORM TECHNOLOGIES, INC.

                                               By /s/ Jean-Paul Richard
                                               Jean-Paul Richard, President
                                               and Chief Executive Officer

Attest:

/s/ Howard Kailes
Howard Kailes, Secretary

                              CERTIFICATE OF AMENDMENT

                                         OF

                            CERTIFICATE OF INCORPORATION

                                         OF

                            INSITUFORM TECHNOLOGIES, INC.


       INSITUFORM TECHNOLOGIES, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") pursuant to the provisions of the General Corporation Law of the State of Delaware (the "GCL") does hereby certify as follows:
       FIRST: The Certificate of Incorporation is hereby amended as follows:
       (1) Article "FOURTH" of the Certificate of Incorporation is hereby amended in its entirety to read as follows:
             "FOURTH: The corporation shall be authorized to issue forty-two million (42,000,000) shares, consisting of forty million (40,000,000) Class A Common shares, par value one cent ($0.01) per share; and two million (2,000,000) Preferred shares, par value ten cents
       ($0.10) per share ("Preferred Stock").

             The shares of Preferred Stock shall be issued in one or more series designated by the Board of Directors without further shareholder action and shall bear such terms and designation as the Board of Directors may fix, including dividend rates, redemption rights, conversion rights, liquidation preferences, voting rights (provided that the Board of Directors may designate that the holders of one or more series of Preferred Stock shall be entitled as a series to elect one director and the Board of Directors may at its discretion grant the holders of one or more series of the corporation's shares of Preferred Stock the right to elect additional directors in the event that dividends on such series shall be in arrears) and such other terms as the Board of Directors shall determine. Any shares of Preferred Stock reacquired by the corporation may be reissued without further shareholder approval."

       (2) Article "SIXTH" of the Certificate of Incorporation is hereby amended in its entirety to read as follows:
             "SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and for further definition, limitation and regulation of the powers of the corporation and of its directors and shareholders:

                    (1) The number of directors of the
             corporation shall be such as from time to time shall be fixed by, or in the manner provided in, the by-laws; provided, however, that the number of directors of the corporation shall not be less than six (6) nor shall the number of directors of the corporation exceed fifteen (15). Election of directors need not be by ballot unless the by-laws so provide.

                    (2) Effective as of the Effective Date (as
             such term is defined in that certain Agreement, dated July 3, 1992, among the corporation, INA Acquisition Corp. and Insituform Group Limited), as it may be amended from time to time (the "Acquisition Agreement"), the Board of Directors shall be divided into three classes, designated
             Class I, Class II and Class III, as nearly equal in number as possible. Members of all three classes will be appointed on the Effective Date by the Board of Directors in accordance with the terms of the Acquisition Agreement. The initial term of office of directors of Class I shall expire at the annual meeting of shareholders in 1993; that of Class II shall expire at the annual meeting of shareholders in 1994; and that of Class III shall expire at the annual meeting of shareholders in 1995. At each succeeding annual meeting of shareholders beginning in 1993, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Additional directorships resulting from an increase in number of directors shall be appointed among the classes as equally as possible. Vacancies, created from an increase in the size of the Board of Directors, shall be filled by the affirmative vote of a majority of the Board of Directors then in office, or such greater affirmative vote of directors as may be specified from time to time in the By-laws of the corporation, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, which appointments shall be made in accordance with Section 7.3 of the Agreement and Plan of Merger dated as of May 23, 1995 among the corporation, ITI Acquisition Corp. and Insituform Mid-America, Inc. Any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.
             A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

                    Notwithstanding any provision of this
             Article SIXTH, whenever the holders of any one or more series of Preferred Stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders or any class or series, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Article FOURTH hereof applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article SIXTH unless expressly provided by such terms.

                    (3) The Board of Directors shall have power
             without the assent or vote of the shareholders:

                           (a) To make, alter, amend, change, add
                    to or repeal the by-laws of the corporation;
                    to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

                           (b) To determine from time to time
                    whether, and to what extent, and at what times and places, and under what conditions the accounts and books of the corporation (other than the stock ledger) or any of them, shall be open to the inspection of the shareholders.

                    (4) The directors at their discretion may
             submit any contract or act for approval or ratification at any annual meeting of shareholders or at any meeting of the shareholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of shareholders be there represented in person or by proxy) shall be as valid and as binding upon the corporation and upon all the shareholders as though it had been approved or ratified by every shareholder of the corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

                    (5) In addition to the powers and
             authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the shareholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made."


       SECOND: The amendments to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment have been duly adopted in accordance with the applicable provisions of Section 242 of the GCL (a) the Board of Directors of the Corporation having duly adopted resolutions setting forth such amendments and declaring their advisability at a meeting of the Board of Directors of the Corporation duly called and held on August 1, 1995 in conformity with the By-laws of the Corporation, and (b) the stockholders of the Corporation having duly adopted such amendments by the affirmative vote of the holders of the majority of the outstanding stock entitled to vote thereon at the annual meeting of stockholders duly called and held on October
12, 1995 upon notice in accordance with Section 222 of the GCL.
       IN WITNESS WHEREOF, INSITUFORM TECHNOLOGIES, INC. has caused this certificate to be signed and attested by duly authorized officers as of the 25th day of October, 1995.
                                        INSITUFORM TECHNOLOGIES, INC.



                                        By  s/James D. Krugman
                                           ---------------------------
                                          James D. Krugman
                                          Chairman of the Board


ATTEST:


s/Howard Kailes
-------------------------
Howard Kailes
Secretary

                         CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

INSITUFORM CAPITAL CORP.,
a Delaware corporation

INTO

INSITUFORM TECHNOLOGIES, INC.,
a Delaware corporation

(Pursuant to Section 253 of the General Corporation Law of Delaware)


       Insituform Technologies, Inc., a Delaware corporation (the
"Corporation"), does hereby certify:

       FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.
       SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of Insituform Capital Corp., a Delaware corporation.
       THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted on the 18th day of November, 1996, determined to merge into itself Insituform Capital Corp. on the conditions set forth in such resolutions:
             WHEREAS, this Corporation owns all of the 100 issued and outstanding shares of the common stock, without par value, of Insituform Capital Corp., a Delaware corporation; and

             WHEREAS, the Board of Directors of this Corporation has determined that the merger of Insituform Capital Corp. into and with this Corporation in accordance with the provisions of Section 253 of the General Corporation Law of the State of Delaware would be advisable and in the best interests of this Corporation;

             NOW, THEREFORE, BE IT RESOLVED, that this
       Corporation merge Insituform Capital Corp. into and with this Corporation; that all of the estate, property rights, privileges, powers and franchises of Insituform Capital Corp. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by

       Insituform Capital Corp. in its name; and that this Corporation assume all of the liabilities and obligations of Insituform Capital Corp.; and it is

             FURTHER RESOLVED, that the appropriate officers of this Corporation be, and they hereby are, authorized and empowered to execute and acknowledge a certificate of ownership and merger setting forth a copy of the resolutions to merge Insituform Capital Corp. into and with this Corporation, and to assume said subsidiary's liabilities and obligations, and the date of adoption thereof; and to file said certificate of ownership and merger with the appropriate officials in the State of Delaware, and any county or other subdivision thereof, together with such other agreements, certificates and papers as may be necessary or appropriate to permit the merger of Insituform Capital Corp. into and with this Corporation pursuant to the provisions of the General Corporation Law of the State of Delaware; and it is

             FURTHER RESOLVED, that the effective date of the certificate of ownership and merger setting forth a copy of these resolutions, and the date of the merger therein provided for, shall be December 31, 1996; and it is

             FURTHER RESOLVED, that the appropriate officers of this Corporation be, and they hereby are, authorized and empowered to execute and deliver any and all notices, directions, instructions, authorizations, orders, certificates, receipts and other documents, instruments, and papers and to take any and all other action as they or any of them may deem necessary or appropriate for the purpose of carrying out the intent of each of the foregoing resolutions; and that the authority of such officers to execute and deliver any such documents, instruments and orders and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof; and it is

             FURTHER RESOLVED, that the appropriate officers of this Corporation be, and they hereby are, authorized and empowered, in the name and on behalf of this Corporation, to deliver any of the foregoing resolutions duly certified by the Secretary of this Corporation to such persons as such officers may deem advisable.

       IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by William A. Martin, its Senior Vice
President, and attested to by Howard Kailes, its Secretary, this 10th day of December, 1996.

ATTEST:                                        INSITUFORM TECHNOLOGIES, INC.


s/Howard Kailes                                By s/William A. Martin
----------------                                -------------------
Howard Kailes                                   William A. Martin
Secretary                                          Senior Vice President

CERTIFICATE OF OWNERSHIP AND MERGER

                     MERGING

INSITUFORM MID-AMERICA INVESTMENTS, INC., a Delaware corporation

INTO

INSITUFORM TECHNOLOGIES, INC.,
a Delaware corporation

Pursuant to Section 253 of the General Corporation Law of Delaware)


       Insituform Technologies, Inc., a Delaware corporation (the
"Corporation"), does hereby certify:

       FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.
       SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of Insituform Mid-America Investments, Inc., a Delaware corporation.
       THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted on the 18th day of November, 1996, determined to merge into itself Insituform Mid-America Investments, Inc. on the conditions set forth in such resolutions:
             WHEREAS, this Corporation owns all of the 100 issued and outstanding shares of the common stock, without par value, of Insituform Mid-America Investments, Inc., a Delaware corporation; and

             WHEREAS, the Board of Directors of this Corporation has determined that the merger of Insituform Mid-America Investments, Inc. into and with this Corporation in accordance with the provisions of Section 253 of the General Corporation Law of the State of Delaware would be advisable and in the best interests of this Corporation;

             NOW, THEREFORE, BE IT RESOLVED, that this
       Corporation merge Insituform Mid-America Investments,
       Inc. into and with this Corporation; that all of the estate, property rights, privileges, powers and franchises of Insituform Mid-America Investments, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Insituform Mid-America Investments, Inc. in its name; and that this Corporation assume all of the liabilities and obligations of Insituform Mid-America Investments, Inc.; and it is

             FURTHER RESOLVED, that the appropriate officers of this Corporation be, and they hereby are, authorized and empowered to execute and acknowledge a certificate of ownership and merger setting forth a copy of the resolutions to merge Insituform Mid-America Investments, Inc. into and with this Corporation, and to assume said subsidiary's liabilities and obligations, and the date of adoption thereof; and to file said certificate of ownership and merger with the appropriate officials in the State of Delaware, and any county or other subdivision thereof, together with such other agreements, certificates and papers as may be necessary or appropriate to permit the merger of Insituform Mid-America Investments, Inc. into and with this Corporation pursuant to the provisions of the General Corporation Law of the State of Delaware; and it is

             FURTHER RESOLVED, that the effective date of the certificate of ownership and merger setting forth a copy of these resolutions, and the date of the merger therein provided for, shall be December 31, 1996; and it is

             FURTHER RESOLVED, that the appropriate officers of this Corporation be, and they hereby are, authorized and empowered to execute and deliver any and all notices, directions, instructions, authorizations, orders, certificates, receipts and other documents, instruments, and papers and to take any and all other action as they or any of them may deem necessary or appropriate for the purpose of carrying out the intent of each of the foregoing resolutions; and that the authority of such officers to execute and deliver any such documents, instruments and orders and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof; and it is

             FURTHER RESOLVED, that the appropriate officers of this Corporation be, and they hereby are, authorized and empowered, in the name and on behalf of this Corporation, to deliver any of the foregoing resolutions duly certified by the Secretary of this Corporation to such persons as such officers may deem advisable.

       IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by William A. Martin, its Senior Vice
President, and attested to by Howard Kailes, its Secretary, this 10th day of December, 1996.

ATTEST:                                        INSITUFORM TECHNOLOGIES, INC.

s/Howard Kailes                                By s/William A. Martin
------------------------                          --------------------
Howard Kailes                                   William A. Martin
Secretary                                          Senior Vice President

                               CERTIFICATE OF AMENDMENT

                                          OF

                             CERTIFICATE OF INCORPORATION

                                          OF

                             INSITUFORM TECHNOLOGIES, INC.

             INSITUFORM TECHNOLOGIES, INC., a corporation organized and existing by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), pursuant to the provisions of the General Corporation Law of the State of Delaware (the "GCL") DOES HEREBY CERTIFY as follows:

             FIRST:        The Certificate of Incorporation of the
Corporation is hereby amended by deleting paragraph (2) of Article SIXTH in its entirety and substituting therefor a new paragraph in the following form:

             "(2)   Vacancies in the Board of Directors shall be
       filled by a majority of the directors then in office; provided, however, that during the period ending immediately prior to the 1999 annual meeting of the stockholders, the appointments to fill such vacancies shall be made in accordance with the Agreement dated as of July 25, 1997, among the corporation, Jerome Kalishman, Nancy F. Kalishman, The Jerome and Nancy Kalishman Family Fund, Robert W. Affholder, Xanadu Investments, L.P., Paul A. Biddelman, Stephen P. Cortinovis, Anthony W. Hooper, Silas Spengler, Sheldon Weinig and Russell B. Wight, Jr., as it may be amended from time to time. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

             Notwithstanding any provision of this Article SIXTH, whenever the holders of any one or more series of Preferred Stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders or any class or series, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Article FOURTH hereof applicable thereto."

             SECOND:       The amendments to the Certificate of
Incorporation of the Corporation set forth in this Certificate of Amendment have been duly adopted in accordance with the applicable provisions of Section 242 of the GCL: (a) the Board of Directors of the Corporation having duly adopted resolutions setting forth the proposed amendments and declaring their advisability at a meeting of the Board of Directors of the Corporation duly called and held on August 18, 1997 in conformity with the By-laws of the Corporation and (b) the stockholders of the Corporation having duly adopted such amendments by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon, on October 8, 1997, taken at the Corporation's annual meeting of stockholders duly called and held upon notice in accordance with
Section 222 of the GCL.

             IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed on its behalf by Anthony W. Hooper, its President, and attested by Howard Kailes, its Secretary, as of this 8th day of October, 1997.



ATTEST:

s/Howard Kailes                            s/Anthony W. Hooper
--------------------                       --------------------------
Howard Kailes                              Anthony W. Hooper
Secretary                                  President